                          [PHOTO OF WOMAN WITH THREE KIDS]
                                                                          [LOGO]

                                  ANNUAL REPORT

                                 ---------------

THE STRONG
SCHAFER VALUE
FUND II


INVESTMENT REVIEW

     The Strong Schafer Value Fund II .....................................2

FINANCIAL INFORMATION

     Schedule of Investments in Securities ................................4

     Statement of Assets and Liabilities ..................................5

     Statement of Operations ..............................................6

     Statements of Changes in Net Assets ..................................7

     Notes to Financial Statements ........................................8

FINANCIAL HIGHLIGHTS......................................................10

REPORT OF INDEPENDENT ACCOUNTANTS.........................................11


ANNUAL REPORT - DECEMBER 31, 1999

                        THE STRONG SCHAFER VALUE FUND II
                       ----------------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ David K. Schafer

David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------

For the second straight year, value investing has been a very trying experience. The struggle has been particularly acute for investors following a disciplined strategy consistent with the market's past history--as we do with the Strong Schafer Value Fund II.

It has been our experience that every five years or so, our approach to investing falls out of favor. What has made this such an agonizing period for shareholders is that it has been the longest-lasting and deepest out-of-favor period we have ever experienced. Further, I've never seen the U.S. stock market so narrow in my entire investment career, which dates back to 1966. At the same time, the initial public offering market has been robust. In my opinion, neither condition is sustainable for a prolonged period of time.

Qualcomm, Microsoft, Cisco Systems, Oracle, and Nortel Networks were the five stocks that contributed almost all of the S&P 500's gains in 1999. It is hard to imagine the stock market getting much narrower than it is at the present, and if history does repeat itself, we could be coming close to the end of this very selective market. In past periods of extreme stock market behavior (ending in 1974, 1980, and 1990), the subsequent broadening out period has been especially rewarding for value investors. To see just how much, we've examined the three-year returns of value stocks (those ranked at the bottom 20% of the S&P 500 by P/E ratio) in these previous
--------------------------------------------------------------------------------
[SIDENOTE]

                              OUR STRONG BELIEF IS
                             THAT IT IS A MATTER OF
                               WHEN, NOT IF, VALUE
                               INVESTING WILL COME
                                BACK INTO FAVOR.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended December 31, 1999, the Strong Schafer Value Fund II registered a loss of 2.87% compared with a gain of 21.04% by the S&P 500 Stock Index.*

- Over the year, we increased the portfolio's average and median market capitalizations. At this point, the Fund is divided about evenly between large- and medium-cap stocks.

- Healthcare stocks and companies that had shortfalls in earnings adversely affected the portfolio. Our electronics and telecommunications holdings and the robustness of the initial public offering market had a significant positive impact on portfolio performance.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS(1)

                                 AS OF 12-31-99


                                 1-year        -2.87%
                        Since Inception        -0.70%
                          (on 10-10-97)

--------------------------------------------------------------------------------
[SIDENOTE]

                              FIVE LARGEST STOCK
                                   HOLDINGS

                                 AS OF 12-31-99

                         SECURITY           % OF NET ASSETS
--------------------------------------------------------------------------------
                         BCE, Inc.                     5.0%

                         Cadence Design Systems, Inc.  4.3%

                         Omnicare, Inc.                3.7%

                         Arrow Electronics, Inc.       3.5%

                         ICN Pharmaceuticals, Inc.     3.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


(1) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

broadening out periods. We then compared these figures with the returns of the broader index for the same time frames. While historical results do not forecast the future, the numbers below show that after past out-of-favor periods, value investors certainly benefited from their patience.


                   3-year cumulative returns             3-year cumulative returns
Time Period              Value Stocks                             S&P 500
--------------------------------------------------------------------------------
1975-77                      205%                                   58%
--------------------------------------------------------------------------------
1981-83                      88%                                    42%
--------------------------------------------------------------------------------
1991-93                      96%                                    55%
--------------------------------------------------------------------------------


Our strong belief is that it is a matter of when, not if, value investing will come back into favor. History has shown that the combination of low valuations and strong earnings growth usually leads to dramatic recoveries in stock prices and investment results.

We remain confident in the long-term potential of the Strong Schafer Value Fund II and thank you for your patience and continued investment.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 10-10-97 TO 12-31-99

[GRAPH]



           THE STRONG SCHAFER   S&P 500   LIPPER MULTI-CAP
             VALUE FUND II      INDEX*    VALUE FUNDS INDEX*
           ------------------  --------   ------------------
09-97         $ 10,000         $ 10,000      $ 10,000
12-97         $  9,919         $ 10,140      $ 10,072
03-98         $ 10,721         $ 11,299      $ 11,477
06-98         $ 10,005         $ 11,099      $ 11,856
09-98         $  7,817         $  9,412      $ 10,677
12-98         $ 10,135         $ 10,802      $ 12,950
03-99         $ 10,177         $ 10,880      $ 13,596
06-99         $ 11,016         $ 12,166      $ 14,554
09-99         $  9,203         $ 10,858      $ 13,645
12-99         $  9,844         $ 11,444      $ 15,676

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of October 1997.


--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH


THE STRONG SCHAFER VALUE FUND II USES A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. THE MANAGER'S FOCUS IS TO SCRUTINIZE THESE PROSPECTS CAREFULLY. THE FUND USES THIS APPROACH TO PURSUE LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS. CURRENT INCOME IS A SECONDARY OBJECTIVE.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Continued steady economic growth in the U.S. contributed to the strong stock market performance of large-cap growth stocks. These are the stocks that dominated the performance of the S&P 500 and the Dow Jones Industrial Average.

- For the second straight year, the positive returns of the large-cap-dominated S&P 500 overshadowed the lackluster performance of the overall market.

- The narrowness of the U.S. stock market is probably the most extreme since the early 1970s. In fact, merely five large-cap growth stocks accounted for almost the entire gain recorded by the S&P 500 for 1999.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1999
--------------------------------------------------------------------------------
                          STRONG SCHAFER VALUE FUND II
--------------------------------------------------------------------------------


                                         Shares or
                                         Principal        Value
                                           Amount        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 98.6%
AEROSPACE & DEFENSE 5.8%
Lockheed Martin Corporation                14,000    $ 306,250
Raytheon Company Class B                   12,100      321,406
                                                     ---------
                                                       627,656
AIRLINE 2.6%
FDX Corporation (b)                         7,000      286,563

AUTO PARTS 2.9%
Borg-Warner Automotive, Inc.                7,800      315,900

AUTOMOBILE 2.9%
General Motors Corporation                  4,300      312,556

BANKS 10.5%
Bank of America Corporation                 4,800      240,900
The Chase Manhattan Corporation             4,100      318,519
Mellon Financial Corporation                9,500      323,594
Wells Fargo Company                         6,500      262,844
                                                     ---------
                                                     1,145,857
BROKERAGE 2.9%
Merrill Lynch & Company, Inc.               3,800      317,300

CEMENT 2.9%
Lafarge Corporation                        11,500      317,687

COMPUTER SOFTWARE 4.3%
Cadence Design Systems, Inc. (b)           19,500      468,000

ELECTRONIC EQUIPMENT & DISTRIBUTION 6.9%
Arrow Electronics, Inc. (b)                15,000      380,625
Avnet, Inc.                                 6,100      369,050
                                                     ---------
                                                       749,675
HEALTHCARE - DRUG/DIVERSIFIED 9.9%
American Home Products Corporation          8,400      331,275
ICN Pharmaceuticals, Inc.                  14,800      374,625
Mylan Laboratories, Inc.                   14,700      370,256
                                                     ---------
                                                     1,076,156
HEALTHCARE - PATIENT CARE 3.7%
Omnicare, Inc.                             33,500      402,000

HOUSEHOLD APPLIANCES & FURNISHINGS 3.4%
Maytag Corporation                          7,700      369,600

INSURANCE 8.8%
The Allstate Corporation                   11,500      276,000
Chubb Corporation                           6,200      349,138
PartnerRE, Ltd.                            10,200      330,863
                                                     ---------
                                                       956,001
MACHINERY - TRANSPORTATION
EQUIPMENT & PARTS 3.2%
Dana Corporation                           11,500      344,281

METALS & MINING 3.0%
UCAR International, Inc. (b)               18,600      331,312

MORTGAGE & RELATED SERVICE 2.9%
Federal National Mortgage Association       5,100      318,431

RAILROAD 4.9%
Burlington Northern Santa Fe Corporation   10,900      264,325
Canadian National Railway Company          10,300      271,019
                                                     ---------
                                                       535,344
RETAIL - DEPARTMENT STORE 5.8%
Family Dollar Stores, Inc.                 20,000 $    326,250
May Department Stores Company               9,600      309,600
                                                     ---------
                                                       635,850
RETAIL - SPECIALTY 3.0%
Office Depot, Inc. (b)                     29,400      321,562

TELECOMMUNICATION EQUIPMENT 3.3%
ECI Telecom, Ltd.                          11,300      357,363

TELEPHONE 5.0%
BCE, Inc.                                   6,000      541,125
--------------------------------------------------------------------------------
Total Common Stocks (Cost $11,199,001)              10,730,219
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.3%

COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%   $146,600      146,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $146,600)           146,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
(Cost $11,345,601) 99.9%                            10,876,819
Other Assets and Liabilities, Net 0.1%                   7,444
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                  $10,884,263
================================================================================

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

                                                                    STRONG SCHAFER
                                                                     VALUE FUND II
                                                                    --------------
ASSETS:
   Investments in Securities, at Value (Cost of $11,345,601)          $ 10,876,819
   Dividends and Interest Receivable                                        13,127
   Other Assets                                                              4,568
                                                                      ------------
   Total Assets                                                         10,894,514
ACCRUED OPERATING EXPENSES AND OTHER LIABILITIES                            10,251
                                                                      ------------
NET ASSETS                                                            $ 10,884,263
                                                                      ============
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                      $ 11,571,391
   Accumulated Net Realized Loss                                          (218,346)
   Net Unrealized Depreciation                                            (468,782)
                                                                      ------------
   Net Assets                                                         $ 10,884,263
                                                                      ============
Capital Shares Outstanding (Unlimited Number Authorized)                 1,194,043

NET ASSET VALUE PER SHARE                                             $       9.12
                                                                      ============













                                                                               5
                             See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


                                                               STRONG SCHAFER
                                                                VALUE FUND II
                                                               --------------
INCOME:
   Dividends (net of foreign withholding taxes of $1,679)           $143,959
   Interest                                                           22,908
                                                                    ---------
   Total Income                                                      166,867

EXPENSES:
   Investment Advisory Fees                                           78,583
   Custodian Fees                                                      8,358
   Shareholder Servicing Costs                                        16,312
   Professional Fees                                                   7,351
   Reports to Shareholders                                             6,353
   Other                                                               6,657
                                                                    ---------
   Total Expenses before Waivers and Absorptions                     123,614
   Voluntary Expense Waivers and Absorptions by Advisor              (29,298)
                                                                    ---------
   Expenses, Net                                                      94,316
                                                                    ---------
NET INVESTMENT INCOME                                                 72,551

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain on:
      Investments                                                    132,148
      Foreign Currencies                                                   8
                                                                    ---------
      Net Realized Gain                                              132,156
   Net Change in Unrealized Appreciation/Depreciation               (646,254)
                                                                    ---------
NET LOSS ON INVESTMENTS                                             (514,098)
                                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               ($441,547)
                                                                    =========







6
                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                  STRONG SCHAFER VALUE FUND II
                                                                              ----------------------------------
                                                                               Year Ended             Year Ended
                                                                            Dec. 31, 1999          Dec. 31, 1998
                                                                            -------------          -------------
OPERATIONS:
    Net Investment Income                                                       $  72,551               $  9,391
    Net Realized Gain                                                             132,156                165,383
    Net Change in Unrealized Appreciation/Depreciation                           (646,254)               174,773
                                                                            -------------          -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations              (441,547)               349,547
DISTRIBUTIONS:
    From Net Investment Income                                                    (74,365)                (9,099)
    From Net Realized Gains                                                      (512,887)                    --
                                                                            -------------          -------------
    Total Distributions                                                          (587,252)                (9,099)
CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                                                   9,462,364              3,118,810
    Proceeds from Reinvestment of Distributions                                   587,252                  9,099
    Payment for Shares Redeemed                                                (2,158,537)              (151,053)
                                                                            -------------          -------------
    Net Increase in Net Assets from Capital Share Transactions                  7,891,079              2,976,856
                                                                            -------------          -------------
TOTAL INCREASE IN NET ASSETS                                                    6,862,280              3,317,304

NET ASSETS:
    Beginning of Year                                                           4,021,983                704,679
                                                                            -------------          -------------
    End of Year                                                              $ 10,884,263           $  4,021,983
                                                                            =============          =============
TRANSACTIONS IN SHARES OF THE FUND:
    Sold                                                                          953,267                341,863
    Issued in Reinvestment of Distributions                                        64,576                    931
    Redeemed                                                                     (222,991)               (14,752)
                                                                            -------------          -------------
    Net Increase in Shares of the Fund                                            794,852                328,042
                                                                            =============          =============

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1999

1.   ORGANIZATION
     Strong Schafer Value Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1999, approximately 75% of the Fund's shares were owned by the separate accounts of one insurance company.
2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) SECURITY VALUATION -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

        The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1999.

    (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

        Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

        The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

    (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

    (D) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (E) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (F) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor for the year ended December 31, 1999 of $702 are included in Other Expenses in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

    Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

    The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

    The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year then ended were $8,284, $16,312 and $1,500, respectively.

4.  LINE OF CREDIT
    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principle and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5. INVESTMENT TRANSACTIONS
    The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $14,364,301 and $7,038,957, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 1999.

6. INCOME TAX INFORMATION
    At December 31, 1999, the cost of investments in securities for federal income tax purposes was $11,374,692. Net unrealized depreciation of securities was $497,873, consisting of gross unrealized appreciation and depreciation of $978,067 and $1,475,940 respectively.

    During the year ended December 31, 1999, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $12,626 (unaudited). The Strong Schafer Value Fund II had post-October losses of $189,259 during 1999.

    For corporate shareholders in the Fund, the percentages of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction was 100.0% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

STRONG SCHAFER VALUE FUND II
-------------------------------------------------------------------------------


                                                                           Year Ended
----------------------------------------------------------------------------------------------
                                                                 Dec. 31, Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                         1999     1998    1997(b)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.08    $9.90     $10.00
Income From Investment Operations:
   Net Investment Income                                           0.06     0.03       0.01
   Net Realized and Unrealized Gains (Losses) on Investment       (0.35)    0.18      (0.09)
----------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.29)    0.21      (0.08)
Less Distributions:
   From Net Investment Income                                     (0.07)   (0.03)     (0.01)
   In Excess of Net Investment Income                                --       --      (0.01)
   From Net Realized Gains                                        (0.60)      --         --
----------------------------------------------------------------------------------------------
   Total Distributions                                            (0.67)   (0.03)     (0.02)
----------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $9.12   $10.08      $9.90
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
  Total Return                                                    -2.9%    +2.2%      -0.8%
  Net Assets, End of Period (In Thousands)                     $10,884   $4,022       $705
  Ratio of Expenses to Average
    Net Assets without Waivers and Absorptions                     1.6%     2.0%       1.5%*
  Ratio of Expenses to Average Net Assets                          1.2%     1.2%       1.5%*
  Ratio of Net Investment Income to Average Net Assets             0.9%     0.7%       0.7%*
  Portfolio Turnover Rate                                         93.9%    73.3%       3.1%



   * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 10, 1997 (inception) to December 31, 1997.





10

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc. and the Shareholders of Strong Schafer Value Fund II


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Value Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2000


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